INDEPENDENT AUDITORS' REPORT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-32486 on Form N-1A of our reports dated March 19, 2001 on Mercury Internet Strategies Fund, Inc. and Master Internet Strategies Trust, both appearing in the January 31, 2001 Annual Report of Mercury Internet Strategies Fund, Inc., and to the reference to us under the caption "Financial Highlights" which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
May 22, 2001